UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	November 3, 2015
(Date of earliest event reported)	October 28, 2015

ONE Gas, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 East Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 947-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 28, 2015, the ONE Gas, Inc. Board of Directors elected Mark A. Bender, 50, to serve as the Company’s senior vice president, administration and chief information officer, effective November 1, 2015. Mr. Bender joined the Company in April 2014 as vice president and chief information officer.  Mr. Bender was with Chesapeake Energy Corporation, where he served as Vice President of Information Technology Operations from January 2012 to March 2014. From January 2010 to December 2012, Mr. Bender was Chief Information Officer at Oral Roberts University.
Mr. Bender is eligible to participate in the benefit plans described under the “Compensation Discussion and Analysis” on pages 41 through 50 of the ONE Gas, Inc. Proxy Statement relating to its 2015 Annual Meeting of Shareholders, as filed with the United States Securities and Exchange Commission on April 1, 2015 (and such descriptions are incorporated herein by this reference).

Item 7.01	Regulation FD Disclosure

The information set forth under “Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONE Gas, Inc.

Date:	November 3, 2015	By:	/s/ Curtis L. Dinan
Curtis L. Dinan Senior Vice President, Chief Financial Officer and Treasurer

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